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                                                                    Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Ambac Financial Group, Inc.:

We consent to the use of our reports on Ambac Financial Group, Inc. and Ambac Assurance Corporation incorporated by reference in the Registration Statement on Form S-3 and related Prospectus of Ambac Financial Group, Inc. and to the reference to our firm under the heading "Experts" in the Prospectus.


                                      /s/ KPMG LLP


New York, New York

April 27, 2001